GLOBAL HIGH INCOME DOLLAR FUND INC.                               ANNUAL REPORT

                                                              December 15, 1999


Dear Shareholder,

We are pleased to present you with the annual report for the Global High Income Dollar Fund Inc. (the "Fund") for the fiscal year ended October 31, 1999.

-------------------------------------------
     GLOBAL HIGH INCOME DOLLAR
     FUND INC.

     INVESTMENT GOALS:
     High level of current
     income; secondarily
     capital appreciation

     PORTFOLIO MANAGER:
     Stuart Waugh,
     Mitchell Hutchins Asset
     Management Inc.

     COMMENCEMENT:
     October 8, 1993

     NYSE SYMBOL:
     GHI

     DIVIDEND PAYMENTS:
     Monthly
-------------------------------------------



MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

   The environment for emerging market debt changed positively over the year. In strong contrast to the deflation fears and atmosphere of financial crisis which characterized foreign debt markets in 1998, world recovery and strong commodity prices have characterized the recent past. Financial stabilization took hold in most of Asia as export growth engendered economic recovery. After devaluing the REAL last winter, the Brazilian government successfully implemented an International Monetary Fund program designed to stabilize its debt-to-GDP level. Recovering growth and low inflation have characterized Brazil's economic performance this year although its external deficits continue to grow. Oil exporting countries such as Mexico, Venezuela and Russia have enjoyed windfall surpluses because of the higher prevailing prices.

   Recovery in world growth has exerted a powerful impact on emerging market debt prices. The sector benchmark, the JP Morgan Emerging Markets Bond Index Plus (EMBI+), gained 19.98% over the 12 months ended October 31, 1999. In contrast, developed bond markets as measured by the Salomon Smith Barney World Government Bond Index returned only 1.3% hedged into U.S. dollars over the 12 months.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

     AVERAGE ANNUAL % RETURNS, PERIODS ENDED 10/31/99*

                                                             Since Inception
                                           1 Yr.     5 Yrs.      10/8/93
--------------------------------------------------------------------------------
     Net Asset Value Return1               16.55      11.19       8.19
     Market Price Return2                  13.23      11.44       6.48
     JPMorgan  EMBI+                       19.98      13.17        N/A
--------------------------------------------------------------------------------

1 NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.
2 Market price return assumes dividends were reinvested under the Dividend
  Reinvestment Plan.

-----------------
* Returns do not reflect any commissions and are not representative of an individual investment. The Fund's share prie and investment return will vary so that an investor's shares may be worth more than their original cost Past performance is no guarantee of future results.

ANNUAL REPORT

SHARE PRICE, DIVIDEND AND YIELD, 10/31/99+

---------------------------------------------
Net Asset Value                  $13.66
Market Price                     $11.50
12-Mo. Dividend                  $1.4043
Market Yield3                    10.43%
IPO Yield3                        8.00%
Net Assets ($mm)                 $284.3
----------------------------------------------

+ Prices and yields will vary.

3 IPO yield is calculated by multiplying the October distribution ($0.1000) by 12 and dividing by the initial public offering price of $15.00. Market yield is calculated by multiplying the October distribution by 12 and dividing by the Fund's closing price on October 31, 1999.

PERFORMANCE ATTRIBUTION

   For the fiscal year ended October 31, 1999, the Fund returned 16.55% based on net asset value and 13.23% based on market price, compared to the EMBI+ return of 19.98%. The primary reason for the difference between the Fund's return and the return on the EMBI+ was the Fund's underweighting in Russian eurobonds, which rebounded strongly from depressed levels of a year ago. These bonds, most of which returned more than 200% over the 12 months ended October 31, 1999, have approximately a 5% weight in the EMBI+; however, the Fund had only a small holding and did not benefit from their gains as much as the Index benefited.

CURRENCY EXPOSURE*
As of 10/31/99             %        As of 4/30/99             %
--------------------------------------------------------------------------------
U.S. Dollar Denominated   94.1      U.S. Dollar Denominated  96.1
Total Foreign Currency     5.9      Total Foreign Currency    3.9
--------------------------------------------------------------------------------
Total                    100.0      Total                   100.0

TRANSACTIONS

   At the beginning of the year the Fund held substantial cash positions (roughly 18-20% of net assets) as a defensive strategy, in large measure because of concerns over the balance of payments risks in Brazil. We began to reinvest the Fund's cash after the devaluation of the Brazilian REAL in January and Brazil's subsequent agreement with the IMF on terms of a support program. We increased the Fund's risk exposure across the emerging markets sector in the belief that stabilization of Brazil's financial circumstances would stabilize debt valuations for other countries as well. By the end of the first half of the Fund's fiscal year we had reduced cash balances to a level that facilitated the Fund's share buyback program.

-----------------
* Weightings represent percentages of portfolio assets as of October 31, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

GLOBAL HIGH INCOME DOLLAR FUND INC.                                ANNUAL REPORT

TOP TEN COUNTRIES*

10/31/99                           %         4/30/99                           %
--------------------------------------------------------------------------------
Mexico                           23.5        Mexico                         22.9
Brazil                           14.1        Brazil                         13.8
Poland                            8.5        Poland                          9.0
Argentina                         5.1        Morocco                         5.6
Bulgaria                          5.0        Argentina                       5.0
Venezuela                         4.8        Korea                           4.8
Morocco                           4.7        Bulgaria                        4.8
Korea                             4.6        Venezuela                       4.8
Panama                            4.0        Philippines                     4.5
Philippines                       3.7        Panama                          4.3
--------------------------------------------------------------------------------
Total                            78.0        Total                          79.5


OUTLOOK
--------------------------------------------------------------------------------

   The strong performance of the sector in the last 12 months has brought valuations and yields of emerging-market credits more into line with similarly rated domestic credits. Cyclical recovery in Asia, Latin America and Eastern Europe is clearly encouraging confidence in creditworthiness of emerging market issuers. Risks for the sector seem less apparent now than a year ago but risks remain--chiefly the risk of higher interest rates in the developed world. Short-term rates remain low in the developed world because modest wage gains and ample worldwide manufacturing capacity have kept inflation low. Accelerating and simultaneous growth in all of the world's major economic regions may force developed countries to pursue tighter monetary policies (and higher interest rates) than they have had to in the last several years.

   Higher interest rates could cause problems for sovereign issuers seeking to refinance maturing debt. Argentina seems the most likely to encounter problems, as it continues to face large debt maturities and public sector borrowing requirements in the coming years. Argentina's high debt service ratio is especially problematic in view of its lack of export competitiveness, since exports ultimately provide the resources to service external debt.

   Brazil remains subject to economic instability despite achieving its IMF targets for the year--its budget deficit remains large and its government interest burden high. The Brazilian government has yet to rein in the accelerating cost of one of the world's most generous pension systems.

   Although Russia recently has benefited from an improved export environment, political risks have increased with the Russian government's increasing isolation from the West over the war in Chechnya.

-----------------
* Weightings represent percentages of portfolio assets as of October 31, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

   Such risks should not obscure positive developments in the emerging market debt sector. The universe of debt issues available to the Fund expanded this year, as countries with no previous traded debt issued bonds. This is positive for the Fund as a broader market allows the Fund to hold a more diversified portfolio and affords more choices when investment in one country or region is not desirable.

CREDIT QUALITY*        10/31/99
----------------------------------------
A1/P1                      3.3%
A                          3.9
BBB                       18.2
BB                        45.3
B                         24.7
Non-Rated                  2.0
Below B                    0.6
Selective Default**        2.0
----------------------------------------
Total                    100.0

   Mexico has benefited from its economic integration with the United States, and has experienced strong foreign direct investment and healthy economic growth; its fiscal and external deficits appear manageable. Mexico may be able to improve its credit rating over the next year if it can advance its reform agenda. It must resolve credit problems in its banking sector--the legacy of its 1994 peso crisis. Bankruptcy legislation is needed to allow banks to collect on or foreclose on defaulted loans. Additionally, the government and Congress elected next summer need to legislate tax reform lowering the budget's dependence on favorable oil prices and to reduce government involvement in the private sector. We believe such reforms would allow Mexico to move beyond economic stabilization and would be extremely positive for its creditworthiness.

   Finally, along with both upside and downside risks, the emerging-market sector continues to afford substantial excess yields over higher rated credits and diversification away from strictly domestic high-yield bonds.

-----------------
* Weightings represent percentages of portfolio assets as of October 31, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

** Relates to the Fund's Soviet Union debt position.

GLOBAL HIGH INCOME DOLLAR FUND INC.                                ANNUAL REPORT

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on Global High Income Dollar Fund Inc. or a fund in the PaineWebber Family of Funds,4 please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                      /s/ Brian M. Storms
-------------------                      -------------------
MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Stuart Waugh
----------------
STUART WAUGH
Managing Director,
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Global High Income
Dollar Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

-----------------
4 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1999


  PRINCIPAL
   AMOUNT                                                             MATURITY           INTEREST
    (000)                                                               DATES              RATES            VALUE
  --------                                                            ---------          ---------       ---------

LONG-TERM DEBT SECURITIES--96.99%

ARGENTINA--5.00%

ARS    6,050     Republic of Argentina ......................         02/12/07            11.750%      $ 5,265,975
$      6,000     Republic of Argentina ......................         04/07/09            11.750         5,892,000
       4,033     Republic of Argentina, DISC ................         03/31/23             6.000+        3,060,039
                                                                                                       -----------
                                                                                                        14,218,014
                                                                                                       -----------

BRAZIL--13.81%

       4,430     Federal Republic of Brazil .................         10/15/09            14.500         4,591,695
      15,306     Federal Republic of Brazil, DCB ............         04/15/12             7.000+        9,987,165
      21,300     Federal Republic of Brazil, DISC. ..........         04/15/24             6.938+       14,803,500
       2,800     Federal Republic of Brazil, EXIT ...........         09/15/13             6.000         1,764,005
       5,000     Federal Republic of Brazil, NMB ............         04/15/09             7.000+        3,637,500
       7,500     Federal Republic of Brazil, PAR ............         04/15/24             5.750++       4,481,250
                                                                                                       -----------
                                                                                                        39,265,115
                                                                                                       -----------

BULGARIA--4.96%

       3,500     Republic of Bulgaria, DISC .................         07/28/24             6.500+        2,594,375
      11,000     Republic of Bulgaria, FLIRB ................         07/28/12             2.750++       7,383,750
       5,400     Republic of Bulgaria, IAB ..................         07/28/11             6.500+        4,117,500
                                                                                                       -----------
                                                                                                        14,095,625
                                                                                                       -----------

CHILE--1.04%

       3,000     CIA de Telecom de Chile, S.A. ..............         01/01/06             8.375         2,964,900
                                                                                                        -----------

COSTA RICA--1.24%

       3,500     Republic of Costa Rica .....................         05/15/09             9.335         3,535,000
                                                                                                       -----------

ECUADOR--0.35%

       3,000     Republic of Ecuador, PAR ...................         02/28/25             4.000++         982,500
                                                                                                       -----------

EL SALVADOR--1.46%

       4,170     Republic of El Salvador(1) .................         08/15/06             9.500         4,149,150
                                                                                                       -----------

HUNGARY--2.03%

HUF1,406,000     Republic of Hungary ........................   01/12/01 to 06/12/01      13.500         5,763,394
                                                                                                       -----------

KOREA--4.48%

$     12,270     Republic of Korea ..........................  04/15/03 to 04/15/08   8.750 to 8.875    12,721,100
                                                                                                       -----------

MEXICO--23.09%

       3,464     Coca-Cola Femsa, S.A. de C.V. ..............         11/01/06             8.950         3,377,400
       3,000     Grupo Industrial  Durango, S.A. de C.V. ....         07/15/01            12.000         2,970,000
       5,700     Grupo Televisa, S.A. de C.V. ...............         05/15/08           0/13.250@       4,916,250
       6,875     Mexican Multi Year Refinance Loan
                   Participation (Salomon Brothers)(1)(2) ...         03/20/05             6.063+        5,680,469
       3,000     Pemex Finance LTD(1) .......................         11/15/18             9.150         2,801,490
      15,068     United Mexican States ......................  04/06/05 to 05/15/26   9.750 to 11.500   16,532,138
      30,621     United Mexican States, DISC(3) .............         12/31/19        5.874 to 6.933+   26,755,098
       3,500     United Mexican States, PAR(4) ..............         12/31/19             6.250         2,616,250
                                                                                                       -----------
                                                                                                        65,649,095
                                                                                                       -----------

MALAYSIA--2.40%

       3,000     Republic of Malaysia .......................         06/01/09             8.750         3,082,500
       4,000     Petroliam Nasional Berhad ..................         10/18/06             7.125         3,736,800
                                                                                                       -----------
                                                                                                         6,819,300
                                                                                                       -----------

6




GLOBAL HIGH INCOME DOLLAR FUND INC.

  PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
    (000)                                                               DATES            RATES            VALUE
  --------                                                            ---------        ---------       ---------


MOROCCO--4.74%

$      2,324     Kingdom of Morocco Loan Participation,
                   Tranche A (Chase Manhattan Bank)(1)(2) ...         01/01/09           5.906%+     $ 2,015,905
      13,224     Kingdom of Morocco Loan Participation,
                   Tranche A (Morgan Guaranty Trust)(1)(2) ..         01/01/09           5.906+       11,471,861
                                                                                                     -----------
                                                                                                      13,487,766
                                                                                                     -----------

NETHERLANDS--0.99%

       3,000     TPSA Finance BV ............................         12/10/08           7.750         2,820,000
                                                                                                     -----------

PANAMA--3.91%

       3,104     Republic of Panama .........................         04/01/29           9.375         2,933,280
      10,894     Republic of Panama, PDI ....................         07/17/16           6.500+        8,170,781
                                                                                                     -----------
                                                                                                      11,104,061
                                                                                                     -----------

PERU--2.71%

       5,000     Republic of Peru, FLIRB ....................         03/07/17           3.750++       2,750,000
       8,000     Republic of Peru, PDI ......................         03/07/17           4.500++       4,960,000
                                                                                                     -----------
                                                                                                       7,710,000
                                                                                                     -----------

PHILIPPINES--3.59%

      10,179     Republic of Philippines ....................  01/15/19 to 10/21/24  9.500 to 9.875   10,196,685
                                                                                                     -----------

POLAND--8.35%

PLN   23,780     Republic of Poland .........................    06/12/02 to 02/12/03   12.000         5,337,563
$     30,300     Republic of Poland, PAR ....................         10/27/24           3.000++      18,407,250
                                                                                                     -----------
                                                                                                      23,744,813
                                                                                                     -----------

RUSSIA--2.62%

      14,308     Russian IAN ................................         12/15/15           6.063+        1,573,836
       3,000     Russia Federation ..........................         06/24/28          12.750         1,638,600
      22,080     Russian Principal Loan
                    (Chase Manhattan Bank)(1)(2) ............         12/15/20           6.063+        2,014,800
      24,300     Russian Principal Loan
                    (Morgan Guaranty Trust)(1)(2) ...........         12/15/20           6.063+        2,217,375
                                                                                                     -----------
                                                                                                       7,444,611
                                                                                                     -----------

TRINIDAD & TOBAGO--2.71%

       7,500     Republic of Trinidad and Tobago(1) ......... 10/03/04 to 10/01/09  9.875 to 11.750    7,696,015
                                                                                                     -----------

TUNISIA--1.87%

       6,500     Banque Centrale de Tunisie .................         09/19/27           8.250         5,330,000
                                                                                                     -----------

TURKEY--0.88%

       2,490     Republic of Turkey .........................         11/05/04          11.875         2,499,337
                                                                                                     -----------

VENEZUELA--4.76%

      11,710     Republic of Venezuela ......................         09/15/27           9.250         7,880,830
       8,175     Republic of Venezuela, PAR(5) ..............         03/31/20           6.750         5,640,750
                                                                                                     -----------
                                                                                                      13,521,580
                                                                                                     -----------
Total Long-Term Debt Securities (cost-$289,309,110)..........                                        275,718,061
                                                                                                     -----------

                                                                                                               7



GLOBAL HIGH INCOME DOLLAR FUND INC.


  PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
    (000)                                                               DATES            RATES            VALUE
  --------                                                            ---------        ---------       ---------

REPURCHASE AGREEMENT--1.22%

$      3,454     Repurchase agreement dated 10/29/99 with
                  Zions Bancorp, collateralized by $3,445,000
                  U.S. Treasury Notes, 6.375% due 08/15/02
                  (value-$3,527,680); proceeds: $3,455,497
                  (cost--$3,454,000) ...............................   11/01/99           5.200%      $  3,454,000
                                                                                                     -------------
Total Investments (cost--$292,763,110)--98.21% .....................                                   279,172,061
Other assets in excess of liabilities--1.79% .......................                                     5,094,321
                                                                                                     -------------
Net Assets--100.00% ................................................                                  $284,266,382
                                                                                                     =============

-----------------

Note: The Portfolio of Investments is listed by the issuer's country of origin

+     Reflects rate at October 31, 1999 on variable rate instruments

++    Reflects rate at October 31, 1999 on step coupon rate instruments

@ Current coupon rate is 0% on step up rate. Subsequent to 05/15/01 rate will change to 13.250%.

(1)   Illiquid securities represent 13.38% of net assets.

(2) Participation interest was acquired through the financial institution indicated parenthetically.

(3) With an additional 47,108,000 recoverable rights attached maturing on 06/30/03 with no market value.

(4) With an additional 3,500,000 warrants attached maturing on 06/30/03 with no market value.

(5) With an additional 40,875 warrants attached maturing on 04/15/20 with no market value.

ARS   Argentine Peso

DCB   Debt Conversion Bond

DISC  Discount Bond

EXIT  Investment Bond

FLIRB Front-loaded Interest Reduction Bond

HUF   Hungary Forint

IAB   Interest Arrears Bond

IAN   Interest Arrears Note

NMB   New Money Bond PAR Par Bond

PDI   Past Due Interest Bond

PLN   Polish Zloty

INVESTMENTS BY TYPE OF ISSUER                           PERCENTAGE OF NET ASSETS
                                                        -----------------------
                                                         LONG-TERM  SHORT-TERM
                                                         ---------   ---------
Government and other public issuers ..................    88.69%         --
Oil/Gas ..............................................     2.30          --
Telecom ..............................................     2.04          --
Broadcasting .........................................     1.73          --
Repurchase agreement .................................       --        1.22%
Beverage/Bottling ....................................     1.19          --
Industrial ...........................................     1.04          --
                                                          -----        ----
                                                          96.99%       1.22%
                                                          =====        ====

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1999


ASSETS

Investments in securities, at value (cost--$292,763,110) .....    $ 279,172,061
Cash .........................................................              273
Receivable for investments sold ..............................        3,175,438
Interest receivable ..........................................        5,218,103
Other assets .................................................            3,259
                                                                  -------------
Total assets .................................................      287,569,134

LIABILITIES

Payable for investments purchased ............................        2,480,737
Payable for shares of capital stock repurchased ..............          289,574
Payable to investment adviser and administrator ..............          298,065
Accrued expenses and other liabilities .......................          234,376
                                                                  -------------
Total liabilities ............................................        3,302,752
                                                                  -------------

NET ASSETS

Capital stock - $0.001 par value; total authorized shares -
  100,000,000; 20,810,267 shares issued and outstanding ......      307,197,581
Undistributed net investment income ..........................          675,114
Accumulated net realized loss from investment transactions ...       (9,978,003)
Net unrealized depreciation of investments, other assets,
  liabilities and forward contracts denominated in
  foreign currencies .........................................      (13,628,310)
                                                                  -------------
Net assets ...................................................    $ 284,266,382
                                                                  =============
Net asset value per share ....................................    $       13.66
                                                                  =============

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS

                                                                      FOR THE
                                                                        YEAR
                                                                        ENDED
                                                                     OCTOBER 31,
                                                                        1999
                                                                     -----------

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $48,467) ..........   $28,042,276
                                                                    -----------

EXPENSES:
Investment advisory and administration ..........................     3,619,271
Custody and accounting ..........................................       202,152
Reports and notices to shareholders .............................        80,702
Legal and audit .................................................        79,035
Transfer agency fees ............................................        66,721
Directors' fees .................................................        10,500
Other expenses ..................................................        59,138
                                                                    -----------
   ..............................................................     4,117,519
                                                                    -----------
Net investment income ...........................................    23,924,757
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES
Net realized gains (losses) from:
     Investment transactions ....................................    (9,435,714)
     Foreign currency transactions ..............................       604,250
Net change in unrealized appreciation/depreciation of:
     Investments ................................................    25,641,980
     Other assets, liabilities and forward contracts
       denominated in foreign currencies ........................       257,086
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .....    17,067,602
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $40,992,359
                                                                    ===========

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     FOR THE YEARS ENDED
                                                                                                          OCTOBER 31,
                                                                                                 ----------------------------
                                                                                                     1999            1998
                                                                                                 -------------  -------------
FROM OPERATIONS:
Net investment income ........................................................................   $ 23,924,757   $ 29,166,536
Net realized gain (loss) on investment transactions ..........................................     (9,435,714)    13,429,681
Net realized gain (loss) from foreign currency transactions ..................................        604,250     (4,298,228)
Net change in unrealized appreciation/depreciation of:
  Investments ................................................................................     25,641,962    (57,425,201)
  Other assets, liabilities and forward contracts denominated in foreign currencies ..........        257,104        (43,287)
                                                                                                 ------------    -----------
Net increase (decrease) in net assets resulting from operations ..............................     40,992,359    (19,170,499)
                                                                                                 ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS:
From net investment income ...................................................................    (23,852,464)   (24,868,308)
From net realized gains from investment transactions .........................................     (6,829,547)    (2,487,041)
In excess of net investment income ...........................................................         --         (2,369,284)
                                                                                                 ------------    -----------
Total dividends and distributions to stockholders ............................................    (30,682,011)   (29,724,633)
                                                                                                 ------------    -----------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ...................................................................    (20,111,126)    (1,649,484)
                                                                                                 ------------    -----------
Net decrease in net assets ...................................................................     (9,800,778)   (50,544,616)
NET ASSETS:
Beginning of year ............................................................................    294,067,160    344,611,776
                                                                                                 ------------    -----------
End of year (including undistributed net investment income of $675,114 at October 31, 1999) ..   $284,266,382   $294,067,160
                                                                                                 ============   ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market quotations for its securities from independent pricing services and broker-dealers. Independent pricing services use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to

NOTES TO FINANCIAL STATEMENTS

securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At October 31, 1999, the Fund owed Mitchell Hutchins $298,065 in investment advisory and administration fees.

SECURITY LENDING

   The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. During the year ended October 31, 1999, the Fund had no securities on loan.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at October 31, 1999, was substantially the same as the cost of securities for financial statement purposes.

   At October 31, 1999, the components of net unrealized depreciation of investments were as follows:

          Gross depreciation (investments having an
          excess of cost over value) .....................   $(28,050,106)

          Gross appreciation (investments
          having an excess of value over cost) ...........     14,459,057
                                                             ------------
          Net unrealized depreciation of investments .....   $(13,591,049)
                                                             ============
   For the year ended October 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $113,970,906 and $84,241,713, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 20,810,267 shares outstanding at October 31, 1999 Mitchell Hutchins owned 10,162 shares.

   For the year ended October 31, 1999, the fund repurchased 1,777,000 shares of common stock at an average market price per share of $11.26 and a weighted average discount from net asset value of 14.84% per share.

   For the period September 17, 1998 (commencement of repurchase program) through October 31, 1999, the Fund repurchased 1,926,400 shares of common stock at an average market price per share of $11.24 and a weighted average discount from net asset value of 14.65% per share. At October 31, 1999, paid-in-capital was reduced by the cost of $21,760,610 of capital stock repurchased.

NOTES TO FINANCIAL STATEMENTS

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calender year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 1999, undistributed net investment income was increased by $602,821 and accumulated net realized loss from investment transactions were increased by $602,821. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

   At October 31, 1999, the Fund had a net capital loss carryforward of $9,435,714. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by October 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is possible that these gains will not be distributed.

GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                  FOR THE YEARS ENDED OCTOBER 31,
                                                            ----------------------------------------------------------------------
                                                              1999            1998            1997           1996           1995
                                                            --------        --------        --------       --------       --------
Net asset value, beginning of year ......................   $  13.02        $  15.16        $  14.99       $  13.07       $  12.83
                                                            --------        --------        --------       --------       --------
Net investment income ...................................       1.10            1.28            1.31           1.30           1.34
Net realized and unrealized gains (losses)
  from investments and foreign currency .................       0.78           (2.12)           0.13           1.89           0.21
                                                            --------        --------        --------       --------       --------
Net increase (decrease) from investment operations ......       1.88           (0.84)           1.44           3.19           1.55
                                                            --------        --------        --------       --------       --------
Dividends from net investment income ....................      (1.10)          (1.10)          (1.08)         (1.27)         (1.16)
Distributions from net realized gains from
  investment transactions ...............................      (0.30)          (0.11)             --             --             --
Distributions in excess of net investment income ........         --           (0.10)          (0.19)            --             --
Distributions from paid-in-capital ......................         --              --              --             --          (0.15)
                                                            --------        --------        --------       --------       --------
Total dividends and distributions to stockholders .......      (1.40)          (1.31)          (1.27)         (1.27)         (1.31)
                                                            --------        --------        --------       --------       --------
Net increase in net asset value resulting from
  repurchases of common stock ...........................       0.16            0.01              --             --             --
                                                            --------        --------        --------       --------       --------
Net asset value, end of year ............................   $  13.66        $  13.02        $  15.16       $  14.99       $  13.07
Market value, end of year ...............................   $  11.50        $  11.50        $  12.81       $  12.63       $  11.63
                                                            ========        ========        ========       ========       ========
Total investment return(1) ..............................      13.23%          (0.70)%         11.47%         20.26%         13.65%
                                                            ========        ========        ========       ========       ========
Ratios/Supplemental data:
Net assets, end of year (000's) .........................   $284,266        $294,067        $344,612       $340,910       $297,087
Expenses to average net assets ..........................       1.42%           1.44%           1.42%          1.43%          1.46%
Net investment income to average net assets .............       8.27%           8.55%           8.24%          9.18%         10.76%
Portfolio turnover rate .................................         33%             89%             56%            80%            71%

----------
(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return does not reflect brokerage commissions.

GLOBAL HIGH INCOME DOLLAR FUND INC.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Global High Income Dollar Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York 10036
December 22, 1999

GLOBAL HIGH INCOME DOLLAR FUND INC.

TAX INFORMATION (UNAUDITED)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that distributions of $1.40 per share were paid during the fiscal year by the Fund of which $1.10 are taxable as ordinary income, and $0.30 per share are taxable as long-term capital gains.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIVand will be mailed in January 2000. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION

THE FUND

   Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $61 billion in assets under management as of November 30, 1999.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, NEW YORK TIMES and BARRON'S, as well as numerous other publications.

   At a meeting held on December 17, 1999, the Fund's board of directors adopted several amendments to the Fund's bylaws. The bylaws were amended to specify that, under normal circumstances, a director or officer of the Fund will serve as Chairman of stockholder meetings. The Chairman has the power to decide the order of business at stockholder meetings and is able to adopt and enforce procedures that govern action by meeting participants. The amendments clarify that the Chairman has the power to adjourn stockholder meetings. The amendments also increase the percentage of outstanding shares necessary for stockholders to call a special stockholders meeting from 25% to a majority of the shares that would be entitled to vote at the meeting.

YEAR 2000 RISKS

   Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

   Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DIVIDEND REINVESTMENT PLAN

   The Fund has established a Dividend Reinvestment Plan under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan,

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (CONCLUDED)

until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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                                                                              21

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22

GLOBAL HIGH INCOME DOLLAR FUND INC.
--------------------------------------------------------------------------------
DIRECTORS
E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS
Margo N. Alexander              Dennis L. McCauley
PRESIDENT                       VICE PRESIDENT
Victoria E. Schonfeld           Paul H. Schubert
VICE PRESIDENT                  VICE PRESIDENT AND TREASURER
Dianne E. O'Donnell             Stuart Waugh
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISER
AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019








THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

                                                      --------------------------
                                                      GLOBAL HIGH

                                                      INCOME DOLLAR

                                                      FUND INC.


                                                                   ANNUAL REPORT


                      [LOGO]

         (C)1999 PaineWebber IncorporateD

                    Member SIPC

               All Rights Reserved.

                                                      OCTOBER 31, 1999